DUNHAM FUNDS

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

Supplement dated April 1, 2019 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus dated February 28, 2019 (the “Summary Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Piermont Capital Management, Inc. (“Piermont”), the sub-adviser to the Dunham Small Cap Value Fund (the “Fund”) has been acquired by Ziegler Capital Management, LLC (“ZCM”). Therefore, effective immediately, all references to Piermont in the Prospectus, Summary Prospectus and Statement of Information are deleted and replaced with ZCM. The portfolio management team, investment strategies and sub-advisory fees remain unchanged.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Managers” located on page 49 of the Prospectus and page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Ziegler Capital Management, LLC (“ZCM” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John S. Albert, CFA and Kevin A. Finn, CFA have shared primary responsibility for the day-to-day management of the Fund since July 2013. Messrs. Albert and Finn are portfolio managers and each serves on the Sub-Adviser’s Investment Committee.

The information describing Piermont beginning on page 90 of the Prospectus is deleted in its entirety and replaced with the following:

Ziegler Capital Management, LLC (“ZCM”), located at 70 W. Madison Street, Suite 2400, Chicago, Illinois  60602, serves as the Sub-Adviser to the Dunham Small Cap Value Fund. Ziegler offers investment advisory and Sub-Advisory services to pension and profit sharing plans, mutual funds, and other institutional investors, and had approximately $10.08 billion in assets under management as of December 31, 2018.

Stock selection for the Dunham Small Cap Value Fund is made by a team of portfolio managers, John S. Albert, CFA and Kevin A. Finn, CFA, who share primary responsibility for the day-to-day management of the Dunham Small Cap Value Fund.

John S. Albert, CFA

Portfolio Manager

John S. Albert is a portfolio manager at ZCM. Mr. Albert is a member of the Sub-Adviser’s Investment Committee and has served as the Fund’s portfolio manager since July 2013.

Kevin A. Finn, CFA

Portfolio Manager

Kevin A. Finn is a portfolio manager at ZCM. Mr. Finn is a member of the Sub-Adviser’s Investment Committee and has served as the Fund’s portfolio manager since July 2013.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

DUNHAM FUNDS

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

Supplement dated April 1, 2019 to the Statement of Additional Information dated February 28, 2019 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Piermont Capital Management, Inc. (“Piermont”), the sub-adviser to the Dunham Small Cap Value Fund (the “Fund”) has been being acquired by Ziegler Capital Management, LLC (“ZCM”). Therefore, effective immediately, all references to Piermont in the Statement of Information are deleted and replaced with ZCM.

Reference is made to the section entitled “Conflicts of Interest” beginning on page 73 of the SAI. The information pertaining to Piermont is deleted in its entirety and replaced with the following information:

Ziegler Capital Management, LLC (“ZCM”) - When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager. Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest. For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources. Additionally, portfolio managers allocate opportunities among portfolios in a fair and equitable manner. ZCM has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities.

While there is no guarantee that such policies and procedures will be effective in all cases, ZCM believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Reference is made to the section entitled “Compensation” beginning on page 82. The information pertaining to Piermont is deleted in its entirety and replaced with the following information:

ZCM - Portfolio managers are compensated in various forms. They receive a salary which is reviewed annually and is fixed throughout the year. It is not based on the performance of the fund or on the value of the assets held in the fund’s portfolio. Additionally, portfolio managers receive a discretionary bonus that is based in part on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine a portfolio manager’s compensation with respect to the fund and other accounts.

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 105 of the SAI. The proxy voting policies and procedures of Piermont are deleted in their entirety and replaced with the following:

1

Ziegler Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting and Class Actions

_____________________________________________________________________________________

Policy Version 9.30.2016

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting Procedures

Proxies are assets of ZCM’s Clients that must be voted with diligence, care, and loyalty. ZCM will vote each proxy in accordance with its fiduciary duty to its Clients. ZCM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, ZCM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. Operations coordinates ZCM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires ZCM to maintain certain books and records associated with its proxy voting policies and procedures. ZCM’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO or designee will ensure that ZCM complies with all applicable recordkeeping requirements associated with proxy voting.

ZCM has retained Broadridge Investor Communications Solutions Inc. (“Broadridge”) to assist in the proxy voting process, utilizing the ProxyEdge system. Compliance manages ZCM’s relationship with the proxy service provider. Compliance monitors Broadridge to ensure all proxy ballots received are voted according to Clients’ specific instructions and the stated guidelines, and retains all required documentation associated with proxy voting. ZCM requires Broadridge to notify the Company if it experiences a material conflict of interest in the voting of Clients’ proxies.

2

Absent specific Client instructions, ZCM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	ZCM will become aware of specific opportunities to vote proxies by receipt of paper ballots or notification via Broadridge.
•	Absent specific Client instructions, Client proxies shall be voted according to recommendations made by Egan-Jones Proxy Service (“Egan-Jones”). Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond to the opinions of ZCM’s Portfolio Management teams. Therefore, there may be instances when ZCM may not vote the Client’s shares in accordance with Egan-Jones guidelines.

In the event that ZCM believes the Egan-Jones recommendations are not in the best interest of the Client or for those matters for which Egan-Jones has not provided a voting recommendation, the Portfolio Management team may recommend the voting preference.

•	ZCM has adopted Egan-Jones’ Taft-Hartley proxy voting guidelines.
•	Operations oversees the proxy voting process. In accordance with Egan-Jones guidelines, the proxies are automatically voted, except for the case in which a paper ballot is received. In those instances, Operations will review the issue on the paper ballot and compare it with the Egan-Jones guidelines to manually vote the proxy.
•	ZCM will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ZCM may be unable to vote securities that have been lent by the custodian. Compliance will prepare and maintain memoranda describing the rationale for any instance in which ZCM does not vote a Client’s proxy.
•	Broadridge will retain the following information in connection with each proxy vote:
o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that ZCM voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether ZCM cast a vote;
o	How ZCM cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether ZCM cast its vote with or against management.
•	ZCM will maintain documentation describing the reasons for each vote (e.g., ZCM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).
•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
•	Proxies received after a Client terminates its advisory relationship with ZCM will not be voted. Such proxies will promptly be returned to the sender, or the custodian, along with a statement indicating that ZCM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to ZCM.
3

Proxy Voting Reporting to Mutual Fund Clients

ZCM has additional proxy reporting obligations to its mutual fund clients. While the timing and manner of report to each mutual fund client may vary, generally, ZCM shall make the following reports to the respective mutual fund client:

•	At least annually, ZCM shall present the mutual fund client with this Proxy Voting and Class Action Policy (the “Policy”), for presentation to its board.
•	ZCM shall promptly notify the mutual fund client of any material changes to this Policy.
•	At least annually, ZCM shall promptly provide the mutual fund client a record of each proxy voted with respect to portfolio securities held by the fund during the year in order for the fund to make its N-PX filing.

Class Actions

ZCM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV.

Disclosures to Clients and Investors

ZCM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact Compliance to obtain a copy of these policies and procedures and information about how ZCM voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to Compliance, which will respond to any such requests. As a matter of policy, ZCM does not disclose how it expects to vote on upcoming proxies. Additionally, ZCM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual Reviews

Portfolio Management will review, no less frequently than annually, the firm’s proxy voting guidelines to make sure they are adequate and appropriate given the investment activities of the firm. On an annual basis, this review will be presented to the Brokerage Practice Committee. Compliance shall review the proxy policies and procedures and assess whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

You should read this Supplement in conjunction with the Statutory Prospectus dated February 28, 2019, the Summary Prospectus dated February 28, 2019 and the Statement of Additional Information dated February 28, 2019, which provide information that you should know about the Dunham Emerging Markets Stock Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

4